Exhibit 99.4

Veri-Tek International Corp.

Unaudited Pro Forma Condensed Consolidated Financial Statements

July 10, 2006, Veri-Tek International Corp. (“VCC” or the “Company”), a Michigan corporation, announced that effective July 3, 2006, it had purchased Manitex, Inc. (“Manitex”) though the acquisition of all the membership interests of Quantum Value Management, LLC., which may be subject to post closing work capital adjustments.

The acquisition has been accounted for using purchase accounting in accordance with Financial Accounting Standard No. 141, Business Combinations. The following Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 31, 2005 gives effect to the Company’s purchase of VCC. This Unaudited Pro Forma Condensed Consolidated Statement of Income assumes that this transaction was consummated on January 1, 2005. The Pro Forma Condensed Consolidated Balance Sheet presents the financial position of the Company as if the acquisition of VCC occurred on December 31, 2005. The pro forma adjustments, which are based on available information and certain assumptions that the Company believes are reasonable under the circumstances, are applied to the historical financial statements of the Company. The pro forma allocation of the purchase price to the acquired assets and liabilities is based on an independent appraisal and other studies completed subsequent to the VCC acquisition.

The Pro Forma Condensed Consolidated Financial Statements, which have been prepared in accordance with rules prescribed by Article 11 of Regulation S-X, are provided for informational purposes only and are not necessarily indicative of the past or future results of operations or financial position of the Company.

This information should be read in conjunction with the Company’s previously filed Current Report on Form 8-K, dated July 10, 2006, the Company’s previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and the historical financial statements and accompanying notes of QVM included in this Current Report on Form 8-K/A.

Veri-Tek International Corp. and Subsidiaries

Unaudited Proforma Condensed Consolidating Balance Sheet

	Veri-Tek June 30, 2006	QVM, LLC June 30, 2006	Proforma Adjustments		Proforma June 30, 2006
ASSETS
Cash	565,604	900			566,504
Trade Receivables-Net	2,720,713	10,215,625			12,936,338
Receivables from Related Parties		5,157,074			5,157,074
Other Receivables	8				8
Cost and Estimated Earnings in Excess of Billings (Net of reserve of $1,734,000)	1,584,322				1,584,322
Inventory (Net)	1,049,514	10,362,274			11,411,788
Prepaid Expenses & Other	200,262	526,564			726,826

Total Current Assets	6,120,423	26,262,437	—		32,382,860

Trademarks					—
Tradename		1,008,518			1,008,518
Deferred Tax Asset	3,518,400	773,959			4,292,359
Patents & Drawings	4,850,578	2,358,531			7,209,109
Less: Accumulated Amortization	(786,695)	(265,809)			(1,052,504)
Goodwill	—	711,707	22,595,756	A	23,307,463
Bank credit facility costs	45,955	200,000			245,955
Less: Accumulated Amortization	(34,466)	(177,778)			(212,244)
Other Assets	166,601				166,601

Total Intangibles	7,760,373	4,609,128	22,595,756		34,965,257
Fixed Assets	2,582,571	1,360,307	17,350	E	3,960,228
Less: Accum Depr	(306,655)	(377,540)			(684,195)

Total Fixed Assets	2,275,916	982,767	17,350		3,276,033

Total Assets	16,156,712	31,854,332	22,613,106		70,624,150

LIABILITIES
Line of Credit	—	16,156,255			16,156,255
Note Payable—Short-term		20,000,000			20,000,000
Current Portion of Long-term Debt					—
Trade Payables	303,183	8,734,027			9,037,210
Payable to Related Party					—
Accrued Expenses	280,066	6,535,111	186,504	D	7,001,681
Progress & Customer Deposit	159,289	38,275			197,564

Total Current Liablities	742,538	51,463,668	186,504		52,392,710
Deferred Tax Liabilities	26,900	566,715	5,899	F	599,514
Long Term Debt		244,957	1,072,244	C	1,317,201

Total Long Term Liabilities	26,900	811,672	1,078,143		1,916,715

Total Liabilities	769,438	52,275,340	1,264,647		54,309,425
EQUITY
Common Stock/Members' Equity	15,387,274	(20,421,008)	20,432,459	A
			916,000	B	16,314,725

Total Equity	15,387,274	(20,421,008)	21,348,459		16,314,725

Total Liabilities & Equity	16,156,712	31,854,332	22,613,106		70,624,150

Veri-Tek International Corp. and Subsidiaries

Unaudited Proforma Consolidated Statement of Income

	Veri-Tek Six Months Ended June 30, 2006	QVM, LLC Six Months Ended June 30, 2006	Proforma Adjustments		Proforma Six Months Ended June 30, 2006
Net Sales	3,912,184	29,941,381			33,853,565

Cost of Sales	3,944,031	26,388,025			30,332,056

Gross Margin	(31,847)	3,553,356			3,521,509

Engineering/ R&D	848	182,088			182,936
Selling, General and Administrative Expenses	1,187,208	2,590,802	1,239	F	3,779,249

Operating Income	(1,219,903)	780,466	(1,239)		(440,676)

Other Income
Interest Income	30,842		(30,842)	G	—
Interest Expense		(1,672,292)	52,336	G	(1,619,956)
Miscellaneous Expense	—	—			—

Total Other Income (Expense)	30,842	(1,672,292)	21,494		(1,619,956)

Income (Loss) Before Income Taxes	(1,189,061)	(891,826)	(22,734)		(2,103,620)

Income Tax Benefit/(Expense)	405,400	353,992	7,729	H	767,121

Net Income (Loss)	(783,661)	(537,834)	(15,004)		(1,336,499)

Earnings per Share
Basic	(0.16)
Diluted	(0.16)				(0.26)

Weighted Average Common Shares
Basic	4,875,000		234,875	B	5,109,875
Diluted	4,875,000		234,875	B	5,109,875

Veri-Tek International Corp. and Subsidiaries

Unaudited Proforma Consolidated Statement of Income

	Veri-Tek Year Ended December 31, 2005	QVM, LLC Year Ended December 31, 2005	Proforma Adjustments		Proforma Year Ended December 31, 2005
Net Sales	7,641,367	62,092,591			69,733,958

Cost of Sales	7,405,416	53,269,904			60,675,320

Gross Margin	235,951	8,822,687			9,058,638

Engineering/ R&D	456,447	—			456,447
Selling, General and Administrative Expenses	3,212,401	5,152,812	1,239	F	8,366,452

Operating Income (Expense)	(3,432,897)	3,669,875	(1,239)		235,739

Other Income (Expense)
Interest Income	155,211	—	(155,211)	G	—
Interest Expense	(53,766)	(2,488,483)	335,290	G	(2,206,959)
Miscellaneous Expense	(4,833)	(177,025)			(181,858)

Total Other Income (Expense)	96,612	(2,665,508)	180,079		(2,388,817)

Income (Loss) Before Taxes and Discontinued Operations	(3,336,285)	1,004,367	178,840		(2,153,078)

Income Tax Benefit/(Expense)	1,083,600	(464,799)	(60,805)	H	557,996

Income (Loss) Before Discontinued Operations	(2,252,685)	539,568	118,034		(1,595,083)

Net Gain from Disposition of Discontinued Ops	—	5,685,526			5,685,526
Loss from Discontinued Operations	—	(1,730,830)			(1,730,830)

Net Income (Loss)	(2,252,685)	4,494,264	118,034		2,359,613

Earnings per Share
Basic	(0.52)				0.52
Diluted	(0.52)				0.51

Weighted Average Common Shares
Basic	4,339,649		234,875	B	4,574,524
Diluted	4,365,932		234,875	B	4,600,807

Veri-Tek International Corp. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Balance Sheet

A.      Pro forma adjustment to give effect to the purchase of QVM for $3,169,064, including estimated legal, accounting, and other closing expenses, as if the acquisition occurred on the date of the balance sheet, or in the case of a proforma income statement, the first day of the period.

A.1. Consideration Exchanged
Manitex Line of Credit loan assumed by Veri-Tek	incl.
QVM Long Term Note assumed by Veri-Tek	incl.
Promissory Note executed by Veri-Tek	1,072,244
Veri-Tek stock (234,875 shares @$3.90)	916,000
Direct Expenses associated with the purchase	186,504

Fair Market Value of Consideration Exchanged	2,174,748

A.2. Differential calculation (cost over book value of net assets obtained)
Fair Market Value of Consideration Exchanged	2,174,748
Book value of QVM LLC Stockholders Equity	(20,421,008)

Differential	22,595,756

A.3. Goodwill calculation
Differential	22,595,756
Minus: Asset acquisition FMV adjustment (Mark to Market)	17,350
Deferred Tax Liability (FMV adjustment *34%)	(5,899)

Goodwill recognized	22,607,207

In accordance with Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards (“SFAS”) No.141, “Business Combinations”, and SFAS No. 142, “Goodwill and Other Intangible Assets”, goodwill and intangible assets with indefinite lives are not amortized for acquisitions initiated after June 30, 2001; therefore, no goodwill amortization is presented in the pro forma statements

B. Proforma adjustment to give effect for the Veri-Tek shares issued in the acquisiton transaction.

C. Proforma adjustment to give effect for the Veri-Tek note issued to sellers in the acquisition transaction

D. Proforma adjustment to give effect for the professional fees of investment bankers, attorneys, and accountants with regard to the acquisiton transaction:

Investment Banking Fees	175,594
Accounting Fees	10,910

Total Direct Expenses recognized in the purchase	186,504

E.      Proforma adjustment to give effect to the writeup to fair market value of fixed assets. The FMV of the Manitex assets acquired by Veri-Tek was based on an independent appraisal by Dovebid Services Inc. on 9/11/06.

Income Statement

F.      Proforma adjustment to give effect to the depreciation of fixed assets recorded as a result of the acquisition. Straight line depreciation over 7 years was the depreciation method assumed, with a half-year convention in the year of introduction.

G.      Proforma adjustment to apply the excess cash balances of acquiror against debt of the acquired companies. Veri-Tek earned an estimated 3.2% on average cash balances in 2005 and 4.9% in 2006. Manitex paid an estimated 7.0% on revolving debt in 2005 and 8.32% in 2006.

H. Proforma Income Taxes were computed at the statutory rate of 34%.